UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2011
Entergy Louisiana, LLC
(Exact name of registrant as specified in its charter)

Texas	1-32718	75-3206126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
446 North Boulevard, Baton Rouge, Louisiana		70802
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(800) 368-3749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2011, Entergy Louisiana, LLC (the “Company”) issued and sold $750,000,000 aggregate principal amount of its First Mortgage Bonds, 1.1007% Series due December 31, 2012 (the “Bonds”) to Entergy Corporation (“Entergy”), the indirect beneficial owner of all the common membership interests in the Company.  The Bonds were sold in a transaction completed pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The Company expects to redeem or to repurchase all the Bonds prior to December 31, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.08	Supplemental Indenture establishing the terms of the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
(Registrant)
Date December 15, 2011
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer